UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K filed on February 3, 2010 and March 1, 2010, we through G&E HC REIT II Parkway Medical Center, LLC, our wholly owned subsidiary, or the Buyer, entered into a purchase agreement and escrow instructions on January 28, 2010, or the Purchase Agreement, and a first amendment to the Purchase Agreement on February 23, 2010, respectively, with Parkway Medical Center, LLC, an unaffiliated third party, or the Seller, and Resource Title Agency, or the Escrow Agent, for the purchase of the Parkway Medical Center, located in Beachwood, Ohio, for a purchase price of $10,975,000, plus closing costs.

On March 12, 2010, we entered into a second amendment to the Purchase Agreement, or the Second Amendment, with the Seller and the Escrow Agent. The material terms of the Second Amendment provide for: (i) a reduction in the purchase price of the property from $10,975,000 to $10,900,000, plus closing costs; (ii) an assignment by the Seller of its rights under an oil and gas lease; (iii) certain conditions precedent to closing in our favor related to the property’s compliance with federal and state drinking water standards for lead, creation of an additional seven parking spaces and execution of a sub-management agreement between Grubb & Ellis Equity Advisors, Property Management, Inc., a wholly owned subsidiary of Grubb & Ellis Company, our sponsor, and The King Group Realty, Inc., an unaffiliated third party, for property management services to be performed at the property; and (iv) a representation by the Seller that certain tenant improvement allowances will not exceed mutually agreed upon amounts.

The material terms of the Second Amendment are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Second Amendment to Purchase Agreement and Escrow Instructions between G&E HC REIT II Parkway Medical Center, LLC and Parkway Medical Center, LLC and Resource Title Agency, dated March 12, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

March 16, 2010	By:	/s/ Shannon K S Johnson

Name: Shannon K S Johnson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Purchase Agreement and Escrow Instructions between G&E HC REIT II Parkway Medical Center, LLC and Parkway Medical Center, LLC and Resource Title Agency, dated March 12, 2010